Exhibit 99.3
CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Nine Months Ended September 30, 2009

Consolidated Statements of Operations
(Unaudited; in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
REVENUES:
Minimum rents	$ 168,765	$ 175,796	$ 511,193	$ 528,270
Percentage rents	2,851	3,260	9,259	9,866
Other rents	3,382	4,297	11,804	13,515
Tenant reimbursements	78,577	84,615	241,756	250,990
Management, development and leasing fees	1,312	11,512	5,392	16,934
Other	7,881	5,925	20,948	19,245
Total revenues	262,768	285,405	800,352	838,820

EXPENSES:
Property operating	40,379	48,488	123,751	140,874
Depreciation and amortization	71,261	81,962	225,365	230,106
Real estate taxes	25,812	23,658	74,415	71,735
Maintenance and repairs	13,219	15,440	42,629	48,359
General and administrative	8,808	9,623	31,180	33,268
Other	7,714	5,150	18,785	18,690
Total expenses	167,193	184,321	516,125	543,032
Income from operations	95,575	101,084	284,227	295,788
Interest and other income	1,246	2,225	4,189	7,134
Interest expense	(71,120)	(77,057)	(215,847)	(233,736)
Impairment of investments	(1,143)	(5,778)	(8,849)	(5,778)
Gain on sales of real estate assets	1,535	4,777	1,468	12,122
Equity in earnings of unconsolidated affiliates	271	515	1,867	1,308
Income tax benefit (provision)	1,358	(8,562)	603	(12,757)
Income from continuing operations	27,722	17,204	67,658	64,081
Operating income of discontinued operations	112	126	132	1,462
Gain (loss) on discontinued operations	10	676	(62)	3,788
Net income	27,844	18,006	67,728	69,331
Net income attributable to noncontrolling interests:
Operating partnership	(4,758)	(3,068)	(11,173)	(15,195)
Other consolidated subsidiaries	(6,497)	(5,498)	(19,208)	(17,949)
Net income attributable to the Company	16,589	9,440	37,347	36,187
Preferred dividends	(5,455)	(5,455)	(16,364)	(16,364)
Net income available to common shareholders	$ 11,134	$ 3,985	$ 20,983	$ 19,823
Basic per share data attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$ 0.08	$ 0.05	$ 0.21	$ 0.24
Discontinued operations	-	0.01	0.01	0.04
Net income available to common shareholders	$ 0.08	$ 0.06	$ 0.22	$ 0.28
Weighted average common shares outstanding	137,860	71,078	97,557	71,044

Diluted per share data attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$ 0.08	$ 0.05	$ 0.21	$ 0.24
Discontinued operations	-	0.01	0.01	0.04
Net income available to common shareholders	$ 0.08	$ 0.06	$ 0.22	$ 0.28
Weighted average common and potential dilutive
common shares outstanding	137,899	71,215	97,593	71,227

Amounts attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$ 11,059	$ 3,521	$ 20,941	$ 16,797
Discontinued operations	75	464	42	3,026
Net income available to common shareholders	$ 11,134	$ 3,985	$ 20,983	$ 19,823

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Nine Months Ended September 30, 2009

The Company's calculation of FFO allocable to Company shareholders is as follows (in thousands, except per share data):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008

Net income available to common shareholders	$ 11,134	$ 3,985	$ 20,983	$ 19,823
Noncontrolling interest in earnings of operating partnership	4,758	3,068	11,173	15,195
Depreciation and amortization expense of:
Consolidated properties	71,261	81,962	225,365	230,106
Unconsolidated affiliates	7,428	7,741	22,492	21,112
Discontinued operations	-	-	-	892
Non-real estate assets	(241)	(268)	(731)	(770)
Noncontrolling interests' share of depreciation and amortization	(120)	(292)	(385)	(943)
(Gain) loss on discontinued operations	(10)	(676)	62	(3,788)
Income tax provision on disposal of discontinued operations	-	256	-	1,439
Funds from operations of the operating partnership	$ 94,210	$ 95,776	$ 278,959	$ 283,066

Funds from operations per diluted share	$ 0.50	$ 0.78	$ 1.87	$ 2.30
Weighted average common and potential dilutive common shares outstanding with operating partnership units fully converted	189,848	123,188	149,542	123,200

Reconciliation of FFO of the operating partnership
to FFO allocable to Company shareholders:
Funds from operations of the operating partnership	$ 94,210	$ 95,776	$ 278,959	$ 283,066
Percentage allocable to Company shareholders (1)	72.63%	57.76%	65.25%	57.75%
Funds from operations allocable to Company shareholders	$ 68,425	$ 55,320	$ 182,021	$ 163,471

(1) Represents the weighted average number of common shares outstanding for the period divided by the sum of the weighted average number of common shares and the weighted average number of operating partnership units outstanding during the period.  See the reconciliation of shares and operating partnership units on page 4.

SUPPLEMENTAL FFO INFORMATION:

Lease termination fees	$ 742	$ 3,338	$ 4,413	$ 9,256
Lease termination fees per share	$ -	$ 0.03	$ 0.03	$ 0.08

Straight-line rental income	$ 2,859	$ 899	$ 6,160	$ 4,050
Straight-line rental income per share	$ 0.02	$ 0.01	$ 0.04	$ 0.03

Gains on outparcel sales	$ 1,766	$ 6,695	$ 2,345	$ 14,243
Gains on outparcel sales per share	$ 0.01	$ 0.05	$ 0.02	$ 0.12

Amortization of acquired above- and below-market leases	$ 1,372	$ 1,677	$ 4,452	$ 6,785
Amortization of acquired above- and below-market leases per share	$ 0.01	$ 0.01	$ 0.03	$ 0.06

Amortization of debt premiums	$ 1,615	$ 1,982	$ 5,357	$ 5,918
Amortization of debt premiums per share	$ 0.01	$ 0.02	$ 0.04	$ 0.05

Income tax benefit (provision)	$ 1,358	$ (8,306)	$ 603	$ (11,318)
Income tax provision per share	$ 0.01	$ (0.07)	$ -	$ (0.09)

Impairment of investments	$ (1,143)	$ (5,778)	$ (8,849)	$ (5,778)
Impairment of investments per share	$ (0.01)	$ (0.05)	$ (0.06)	$ (0.05)

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Nine Months Ended September 30, 2009

Same-Center Net Operating Income
(Dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008

Net income attributable to the Company	$ 16,589	$ 9,440	$ 37,347	$ 36,187

Adjustments:
Depreciation and amortization	71,261	81,962	225,365	230,106
Depreciation and amortization from unconsolidated affiliates	7,428	7,741	22,492	21,112
Depreciation and amortization from discontinued operations	-	-	-	892
Noncontrolling interests' share of depreciation and amortization in
other consolidated subsidiaries	(120)	(292)	(385)	(943)
Interest expense	71,120	77,057	215,847	233,736
Interest expense from unconsolidated affiliates	7,398	7,038	22,760	20,872
Noncontrolling interests' share of interest expense in
other consolidated subsidiaries	(233)	(454)	(695)	(1,357)
Abandoned projects expense	1,203	32	1,346	2,944
Gain on sales of real estate assets	(1,535)	(4,777)	(1,468)	(12,122)
Gain on sales of real estate assets of unconsolidated affiliates	(231)	(2,287)	(877)	(2,716)
Impairment of investments	1,143	5,778	8,849	5,778
Noncontrolling interests' share of gain on sales of other
consolidated subsidiaries	-	365	-	595
Income tax (benefit) provision	(1,358)	8,562	(603)	12,757
Noncontrolling interests in earnings of operating partnership	4,758	3,068	11,173	15,195
(Gain) loss on discontinued operations	(10)	(676)	62	(3,788)
Operating partnership's share of total NOI	177,413	192,557	541,213	559,248
General and administrative expenses	8,808	9,623	31,180	33,268
Management fees and non-property level revenues	(4,953)	(16,571)	(15,599)	(30,564)
Operating partnership's share of property NOI	181,268	185,609	556,794	561,952
NOI of non-comparable centers	(4,289)	(2,060)	(11,732)	(7,414)
Total same-center NOI	$ 176,979	$ 183,549	$ 545,062	$ 554,538
Total same-center NOI percentage change	-3.6%		-1.7%

Total same-center NOI	$ 176,979	$ 183,549	$ 545,062	$ 554,538
Less lease termination fees	(742)	(3,338)	(4,413)	(9,134)
Total same-center NOI, excluding lease termination fees	$ 176,237	$ 180,211	$ 540,649	$ 545,404

Malls	$ 159,535	$ 162,425	$ 489,995	$ 491,611
Associated centers	7,546	8,548	23,498	26,019
Community centers	3,389	4,016	10,283	11,149
Other	5,767	5,222	16,873	16,625
Total same-center NOI, excluding lease termination fees	$ 176,237	$ 180,211	$ 540,649	$ 545,404

Percentage Change:
Malls	-1.8%		-0.3%
Associated centers	-11.7%		-9.7%
Community centers	-15.6%		-7.8%
Other	10.4%		1.5%
Total same-center NOI, excluding lease termination fees	-2.2%		-0.9%

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Nine Months Ended September 30, 2009

Company's Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)

		September 30, 2009
		Fixed Rate	Variable Rate	Total
Consolidated debt		$ 4,521,262	$ 1,157,299	$ 5,678,561
Noncontrolling interests' share of consolidated debt		(23,370)	(928)	(24,298)
Company's share of unconsolidated affiliates' debt		405,597	193,711	599,308
Company's share of consolidated and unconsolidated debt		$ 4,903,489	$ 1,350,082	$ 6,253,571
Weighted average interest rate		5.84%	1.91%	4.99%

		September 30, 2008
		Fixed Rate	Variable Rate	Total
Consolidated debt		$ 4,499,557	$ 1,524,192	$ 6,023,749
Noncontrolling interests' share of consolidated debt		(23,743)	(919)	(24,662)
Company's share of unconsolidated affiliates' debt		408,719	121,952	530,671
Company's share of consolidated and unconsolidated debt		$ 4,884,533	$ 1,645,225	$ 6,529,758
Weighted average interest rate		5.79%	4.32%	5.42%

Debt-To-Total-Market Capitalization Ratio as of September 30, 2009
(In thousands, except stock price)
		Shares Outstanding	Stock Price (1)	Value
Common stock and operating partnership units		189,825	$ 9.70	$ 1,841,303
7.75% Series C Cumulative Redeemable Preferred Stock		460	250.00	115,000
7.375% Series D Cumulative Redeemable Preferred Stock		700	250.00	175,000
Total market equity				2,131,303
Company's share of total debt				6,253,571
Total market capitalization				$ 8,384,874
Debt-to-total-market capitalization ratio				74.6%

(1) Stock price for common stock and operating partnership units equals the closing price of the common stock on September 30, 2009.  The stock price for the preferred stock represents the liquidation preference of each respective series of preferred stock.

Reconciliation of Shares and Operating Partnership Units Outstanding
(In thousands)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
2009:	Basic	Diluted	Basic	Diluted
Weighted average shares - EPS	137,860	137,899	97,557	97,593
Weighted average operating partnership units	51,948	51,949	51,949	51,949
Weighted average shares- FFO	189,808	189,848	149,506	149,542

2008:
Weighted average shares - EPS	71,078	71,215	71,044	71,227
Weighted average operating partnership units	51,976	51,973	51,975	51,973
Weighted average shares- FFO	123,054	123,188	123,019	123,200

Dividend Payout Ratio	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Weighted average dividend per share	$ 0.10370	$ 0.55047	$ 0.63661	$ 0.16514
FFO per diluted, fully converted share	$ 0.50	$ 0.78	$ 1.87	$ 2.30
Dividend payout ratio	20.7%	70.6%	34.0%	7.2%

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Nine Months Ended September 30, 2009

Consolidated Balance Sheets
(Unaudited,  in thousands except share data)

	September 30, 2009	December 31, 2008
ASSETS
Real estate assets:
Land	$ 936,617	$ 902,504
Buildings and improvements	7,584,632	7,503,334
	8,521,249	8,405,838
Accumulated depreciation	(1,499,619)	(1,310,173)
	7,021,630	7,095,665
Developments in progress	246,191	225,815
Net investment in real estate assets	7,267,821	7,321,480
Cash and cash equivalents	63,502	51,227
Cash in escrow	-	2,700
Receivables:
Tenant, net of allowance	73,833	74,402
Other	11,088	12,145
Mortgage and other notes receivable	41,962	58,961
Investments in unconsolidated affiliates	193,655	207,618
Intangible lease assets and other assets	281,823	305,802
	$ 7,933,684	$ 8,034,335

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Mortgage and other notes payable	$ 5,678,561	$ 6,095,676
Accounts payable and accrued liabilities	288,206	329,991
Total liabilities	5,966,767	6,425,667
Commitments and contingencies
Redeemable noncontrolling interests:
Redeemable noncontrolling partnership interests	96,120	18,393
Redeemable noncontrolling preferred joint venture interest	421,514	421,279
Total redeemable noncontrolling interests	517,634	439,672
Shareholders' equity:
Preferred Stock, $.01 par value, 15,000,000 shares authorized:
7.75% Series C Cumulative Redeemable Preferred Stock, 460,000 shares outstanding	5	5
7.375% Series D Cumulative Redeemable Preferred Stock, 700,000 shares outstanding	7	7
Common Stock, $.01 par value, 180,000,000 shares authorized, 137,876,744 and 66,394,844 issued and outstanding in 2009 and 2008, respectively	1,379	664
Additional paid-in capital	1,409,580	993,941
Accumulated other comprehensive loss	(2,386)	(12,786)
Accumulated deficit	(218,954)	(193,307)
Total shareholders' equity	1,189,631	788,524
Noncontrolling interests	259,652	380,472
Total equity	1,449,283	1,168,996
	$ 7,933,684	$ 8,034,335

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Nine Months Ended September 30, 2009

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company's ability to incur and service debt.

Ratio of EBITDA to Interest Expense
(Dollars in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
EBITDA:
Net income attributable to the Company	$ 16,589	$ 9,440	$ 37,347	$ 36,187

Adjustments:
Depreciation and amortization	71,261	81,962	225,365	230,106
Depreciation and amortization from unconsolidated affiliates	7,428	7,741	22,492	21,112
Depreciation and amortization from discontinued operations	-	-	-	892
Noncontrolling interests' share of depreciation and amortization in
other consolidated subsidiaries	(120)	(292)	(385)	(943)
Interest expense	71,120	77,057	215,847	233,736
Interest expense from unconsolidated affiliates	7,398	7,038	22,760	20,872
Noncontrolling interests' share of interest expense in
other consolidated subsidiaries	(233)	(454)	(695)	(1,357)
Income and other taxes	(815)	2,981	1,482	6,299

Impairment of investments	1,143	5,778	8,849	5,778
Abandoned projects	1,203	32	1,346	2,944
Noncontrolling interests in earnings of operating partnership	4,758	3,068	11,173	15,195
(Gain) loss on discontinued operations	(10)	(676)	62	(3,788)
Company's share of total EBITDA	$ 179,722	$ 193,675	$ 545,643	$ 567,033

Interest Expense:
Interest expense	$ 71,120	$ 77,057	$ 215,847	$ 233,736
Interest expense from unconsolidated affiliates	7,398	7,038	22,760	20,872
Noncontrolling interests' share of interest expense in
other consolidated subsidiaries	(233)	(454)	(695)	(1,357)
Company's share of total interest expense	$ 78,285	$ 83,641	$ 237,912	$ 253,251

Ratio of EBITDA to Interest Expense	2.30	2.32	2.29	2.24

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities
(In thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008

Company's share of total EBITDA	$ 179,722	$ 193,675	$ 545,643	$ 567,033
Interest expense	(71,120)	(77,057)	(215,847)	(233,736)
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	233	454	695	1,357
Income and other taxes	815	(2,981)	(1,482)	(6,299)
Amortization of deferred financing costs and non-real estate depreciation included in operating expense	2,610	2,609	7,041	7,020
Amortization of debt premiums	(1,615)	(1,982)	(5,357)	(5,918)
Amortization of above- and below- market leases	(1,399)	(1,788)	(4,511)	(6,896)
Depreciation and interest expense from unconsolidated affiliates	(14,826)	(14,779)	(45,252)	(41,984)
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	120	292	385	943
Noncontrolling interest in earnings of other consolidated subsidiaries	6,497	5,498	19,208	17,949
Realized foreign currency loss	-	-	76	-
Gains on outparcel sales	(1,535)	(4,777)	(1,468)	(12,122)
Income tax benefit from stock options	-	3,736	-	7,472
Equity in earnings of unconsolidated affiliates	(271)	(515)	(1,867)	(1,308)
Distributions from unconsolidated affiliates	2,155	3,961	8,175	10,904
Share-based compensation expense	488	1,301	2,363	4,028
Changes in operating assets and liabilities	(3,172)	15,955	(9,955)	5,656
Cash flows provided by operating activities	$ 98,702	$ 123,602	$ 297,847	$ 314,099

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Nine Months Ended September 30, 2009

Schedule of Mortgage and Other Notes Payable as of September 30, 2009
(Dollars in thousands)

							Balance
Location	Property	Original Maturity Date	Optional Extended Maturity Date	Interest Rate	Balance		Fixed	Variable

Operating Properties:
Stillwater, OK	Lakeview Pointe	Nov-09	Nov-10	1.28%	$ 15,600		$ -	$ 15,600
Cincinnati, OH	Eastgate Mall	Dec-09	-	4.55%	52,506	(a)	52,506	-
Fairview Heights, IL	St. Clair Square	Apr-10	-	7.50%	58,021		58,021	-
Little Rock, AR	Park Plaza Mall	May-10	-	8.69%	38,998		38,998	-
Spartanburg, SC	WestGate Crossing	Jul-10	-	8.42%	9,059		9,059	-
Pearland, TX	Pearland Office	Jul-10	Jul-12	1.45%	7,562	(b)	-	7,562
Pearland, TX	Pearland Town Center	Jul-10	Jul-12	1.45%	126,586	(b)	-	126,586
Burnsville, MN	Burnsville Center	Aug-10	-	8.00%	62,007		62,007	-
Roanoke, VA	Valley View Mall	Sep-10	-	8.61%	41,261		41,261	-
Beaumont, TX	Parkdale Crossing	Sep-10	-	5.01%	7,735		7,735	-
Beaumont, TX	Parkdale Mall	Sep-10	-	5.01%	48,992		48,992	-
Burlington, NC	Alamance Crossing	Sep-10	Sep-11	1.51%	62,363		-	62,363
Nashville, TN	CoolSprings Galleria	Sep-10	-	6.22%	121,846		121,846	-
Lansing, MI	Meridian Mall	Nov-10	Nov-11	5.18%	40,000	(c)	40,000
Stroud, PA	Stroud Mall	Dec-10	-	8.42%	29,903		29,903	-
Wausau, WI	Wausau Center	Dec-10	-	6.70%	11,346		11,346	-
York, PA	York Galleria	Dec-10	-	8.34%	47,771		47,771	-
Statesboro, GA	Statesboro Crossing	Feb-11	Feb-13	1.25%	15,848		-	15,848
St. Louis, MO	West County Center - restaurant village	Mar-11	Mar-13	1.25%	26,430		-	26,430
Lexington, KY	Fayette Mall	Jul-11	-	7.00%	87,420		87,420	-
St. Louis, MO	Mid Rivers Mall	Jul-11	-	7.24%	78,748		78,748	-
Panama City, FL	Panama City Mall	Aug-11	-	7.30%	37,297		37,297	-
Chattanooga, TN	CBL Center II	Aug-11	-	4.50%	11,599		-	11,599
Asheville, NC	Asheville Mall	Sep-11	-	6.98%	63,739		63,739	-
Nashville, TN	Rivergate Mall	Sep-11	Sep-13	5.85%	87,500	(d)	87,500
Milford, CT	Milford Marketplace	Jan-12	Jan-13	3.76%	17,150		-	17,150
Ft. Smith, AR	Massard Crossing	Feb-12	-	7.54%	5,522		5,522	-
Vicksburg, MS	Pemberton Plaza	Feb-12	-	7.54%	1,887		1,887	-
Houston, TX	Willowbrook Plaza	Feb-12	-	7.54%	28,257		28,257	-
High Point, NC	Oak Hollow Mall	Feb-12	-	4.50%	37,708		37,708	-
Fayetteville, NC	Cross Creek Mall	Apr-12	-	7.40%	59,313		59,313	-
Colonial Heights, VA	Southpark Mall	May-12	-	7.00%	33,484		33,484	-
Douglasville, GA	Arbor Place	Jul-12	-	6.51%	69,632		69,632	-
Saginaw, MI	Fashion Square	Jul-12	-	6.51%	53,314		53,314	-
Louisville, KY	Jefferson Mall	Jul-12	-	6.51%	38,789		38,789	-
North Charleston, SC	Northwoods Mall	Jul-12	-	6.51%	55,535		55,535	-
Jackson, TN	Old Hickory Mall	Jul-12	-	6.51%	30,758		30,758	-
Asheboro, NC	Randolph Mall	Jul-12	-	6.50%	13,411		13,411	-
Racine, WI	Regency Mall	Jul-12	-	6.51%	30,416		30,416	-
Douglasville, GA	The Landing At Arbor Place	Jul-12	-	6.51%	7,860		7,860	-
Spartanburg, SC	WestGate Mall	Jul-12	-	6.50%	48,178		48,178	-
Chattanooga, TN	CBL Center	Aug-12	-	6.25%	13,483		13,483	-
Livonia, MI	Laurel Park Place	Dec-12	-	8.50%	47,441		47,441	-
Monroeville, PA	Monroeville Mall	Jan-13	-	5.73%	118,282		118,282	-
Greensburg, PA	Westmoreland Mall	Mar-13	-	5.05%	71,952		71,952	-
St. Louis, MO	West County Center	Apr-13	-	5.19%	153,000		153,000	-
Columbia, SC	Columbia Place	Sep-13	-	5.45%	29,468		29,468	-
St. Louis, MO	South County Center	Oct-13	-	4.96%	77,853		77,853	-
Joplin, MO	Northpark Mall	Mar-14	-	5.75%	37,350		37,350	-
Laredo, TX	Mall del Norte	Dec-14	-	5.04%	113,400		113,400	-
Rockford, IL	CherryVale Mall	Oct-15	-	5.00%	88,150		88,150	-
Brookfield, IL	Brookfield Square	Nov-15	-	5.08%	98,696		98,696	-

							Balance
Location	Property	Original Maturity Date	Optional Extended Maturity Date	Interest Rate	Balance		Fixed	Variable

Madison, WI	East Towne Mall	Nov-15	-	5.00%	75,137		75,137	-
Madison, WI	West Towne Mall	Nov-15	-	5.00%	106,131		106,131	-
Bloomington, IL	Eastland Mall	Dec-15	-	5.85%	59,400		59,400	-
Decatur, IL	Hickory Point Mall	Dec-15	-	5.85%	31,446		31,446	-
Overland Park, KS	Oak Park Mall	Dec-15	-	5.85%	275,700		275,700	-
Janesville, WI	Janesville Mall	Apr-16	-	8.38%	9,375		9,375	-
Akron, OH	Chapel Hill Mall	Aug-16	-	6.10%	73,947		73,947	-
Chesapeake, VA	Greenbrier Mall	Aug-16	-	5.91%	81,514		81,514	-
Chattanooga, TN	Hamilton Place	Aug-16	-	5.86%	112,162		112,162	-
Midland, MI	Midland Mall	Aug-16	-	6.10%	36,493		36,493	-
St. Louis, MO	Chesterfield Mall	Sep-16	-	5.74%	140,000		140,000	-
Southaven, MS	Southaven Towne Center	Jan-17	-	5.50%	44,269		44,269	-
Cary, NC	Cary Towne Center	Mar-17	-	8.50%	71,202		71,202	-
Charleston, SC	Citadel Mall	Apr-17	-	5.68%	72,733		72,733	-
Chattanooga, TN	Hamilton Corner	Apr-17	-	5.67%	16,480		16,480	-
Layton, UT	Layton Hills Mall	Apr-17	-	5.66%	103,960		103,960	-
Lafayette, LA	Mall of Acadiana	Apr-17	-	5.67%	145,453		145,453	-
Lexington, KY	The Plaza at Fayette Mall	Apr-17	-	5.67%	42,940		42,940	-
Fairview Heights, IL	The Shoppes at St. Clair Square	Apr-17	-	5.67%	21,761		21,761	-
Cincinnati, OH	Eastgate Crossing	May-17	-	5.66%	16,190		16,190	-
Nashville, TN	Courtyard at Hickory Hollow	Oct-18	-	6.00%	1,863		1,863	-
Winston-Salem, NC	Hanes Mall	Oct-18	-	6.99%	162,474		162,474	-
Nashville, TN	Hickory Hollow Mall	Oct-18	-	6.00%	32,244		32,244	-
Terre Haute, IN	Honey Creek Mall	Jul-19	-	8.00%	33,486		33,486	-
Daytona Beach, FL	Volusia Mall	Jul-19	-	8.00%	57,603		57,603	-
	SUBTOTAL				$ 4,394,389		$ 4,111,251	$ 283,138
Weighted average interest rate					5.72%		6.00%	1.69%

Debt Premiums (Discounts): (e)

Little Rock, AR	Park Plaza Mall	May-10	-	8.69%	$ 733		$ 733	$ -
Roanoke, VA	Valley View Mall	Sep-10	-	8.61%	1,403		1,403	-
St. Louis, MO	Mid Rivers Mall	Jul-11	-	7.24%	2,329		2,329	-
Fayetteville, NC	Cross Creek Mall	Apr-12	-	7.40%	3,366		3,366	-
Colonial Heights, VA	Southpark Mall	May-12	-	7.00%	1,522		1,522	-
Livonia, MI	Laurel Park Place	Dec-12	-	8.50%	4,691		4,691	-
Monroeville, PA	Monroeville Mall	Jan-13	-	5.73%	1,478		1,478	-
St. Louis, MO	West County Center	Apr-13	-	5.19%	(2,873)		(2,873)	-
St. Louis, MO	South County Center	Oct-13	-	4.96%	(1,467)		(1,467)	-
Joplin, MO	Northpark Mall	Mar-14	-	5.75%	342		342	-
St. Louis, MO	Chesterfield Mall	Sep-16	-	5.74%	(1,864)		(1,864)	-
	SUBTOTAL				$ 9,660		$ 9,660	$ -
Weighted average interest rate					4.74%		4.74%	-

Total Loans On Operating Properties And Debt Premiums (Discounts)					$ 4,404,049		$ 4,120,911	$ 283,138
Weighted average interest rate					5.72%		6.00%	1.69%

Construction Loans:

D'lberville, MS	The Promenade	Dec-10	Dec-11	2.14%	$ 79,085	(f)	$ -	$ 79,085
Pittsburgh, PA	Settler's Ridge	Jun-11	Dec-12	3.25%	31,532		-	31,532

	SUBTOTAL				$ 110,617		$ -	$ 110,617

							Balance
Location	Property	Original Maturity Date	Optional Extended Maturity Date	Interest Rate	Balance		Fixed	Variable

Credit Facilities:
Unsecured credit facility, $560,000 capacity		Aug-10	Aug-11	1.17%	$ 200,000		$ -	$ 200,000
Secured credit facilities:
$525,000 capacity		Feb-12	Feb-13	4.02%	483,850	(g)	400,000	83,850
$105,000 capacity		Jun-11	-	4.50%	5,000		-	5,000
$20,000 capacity		Mar-10	-	1.06%	20,000		-	20,000
$17,200 capacity		Apr-10	-	1.06%	17,200		-	17,200
Total secured facilities				4.14%	526,050		400,000	126,050
Unsecured term facilities:
General		Apr-11	Apr-13	1.85%	228,000		-	228,000
Starmount		Nov-10	Nov-12	1.35%	209,494		-	209,494
Total term facilities				1.61%	437,494		-	437,494
	SUBTOTAL			1.15%	$ 1,163,544		$ 400,000	$ 763,544

Other					$ 351		$ 351	$ -

Total Consolidated Debt					$ 5,678,561		$ 4,521,262	$ 1,157,299
Weighted average interest rate					5.03%		5.86%	1.80%

Plus CBL's Share Of Unconsolidated Affiliates' Debt:
Ft. Myers, FL	Gulf Coast Town Center Phase III	Apr-10	Apr-12	1.74%	$ 11,561		$ -	$ 11,561
Huntsville, AL	Parkway Place	Jun-10	Jun-10	1.26%	25,946		-	25,946
Lee's Summit, MO	Summit Fair	Jun-10	-	5.30%	17,370	(h)	-	17,370
Del Rio, TX	Plaza del Sol	Aug-10	-	9.15%	353		353	-
West Melbourne, FL	Hammock Landing	Aug-10	Aug-13	4.50%	43,357		-	43,357
West Melbourne, FL	Hammock Landing	Aug-10	Aug-11	2.24%	3,640		-	3,640
Port Orange, FL	The Pavilion at Port Orange	Jun-11	Jun-13	1.50%	63,125		-	63,125
Port Orange, FL	The Pavilion at Port Orange Phase II	Jun-11	Jun-12	3.25%	8,300		-	8,300
York, PA	York Town Center	Oct-11	-	1.51%	20,412		-	20,412
Greensboro, NC	Bank of America Building	Apr-13	-	5.33%	4,625		4,625	-
Greensboro, NC	First Citizens Bank Building	Apr-13	-	5.33%	2,555		2,555	-
Greensboro, NC	First National Bank Building	Apr-13	-	5.33%	405		405	-
Greensboro, NC	Friendly Center	Apr-13	-	5.33%	38,813		38,813	-
Greensboro, NC	Friendly Center Office Building	Apr-13	-	5.33%	1,100		1,100	-
Greensboro, NC	Green Valley Office Building	Apr-13	-	5.33%	971		971	-
Greensboro, NC	Renaissance Center Phase II	Apr-13	-	5.22%	7,850		7,850	-
Greensboro, NC	Wachovia Office Building	Apr-13	-	5.33%	1,533		1,533	-
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14	-	5.09%	44,460		44,460	-
El Centro, CA	Imperial Valley Mall	Sep-15	-	4.99%	33,754		33,754	-
Raleigh, NC	Triangle Town Center	Dec-15	-	5.74%	97,344		97,344	-
Greensboro, NC	Renaissance Center Phase I	Jul-16	-	5.61%	17,853		17,853	-
Clarksville, TN	Governor's Square Mall	Sep-16	-	8.23%	12,531		12,531	-
Paducah, KY	Kentucky Oaks Mall	Jan-17	-	5.27%	13,857		13,857	-
Greensboro, NC	Shops at Friendly Center	Jan-17	-	5.90%	21,711		21,711	-
Harrisburg, PA	High Pointe Commons	May-17	-	5.74%	7,501		7,501	-
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17	-	5.60%	95,400		95,400	-
Harrisburg, PA	High Pointe Commons Phase II	Jul-17	-	6.10%	2,981		2,981	-
	SUBTOTAL				$ 599,308		$ 405,597	$ 193,711

Less Noncontrolling Interests' Share Of Consolidated Debt:		Noncontrolling Interest %
Chattanooga, TN	CBL Center	8.00%		6.25%	$ (1,079)		$ (1,079)	$ -
Chattanooga, TN	CBL Center II	8.00%		4.50%	(928)		-	(928)
Chattanooga, TN	Hamilton Corner	10.00%		5.67%	(1,648)		(1,648)	-
Chattanooga, TN	Hamilton Place	10.00%		5.86%	(11,216)		(11,216)	-
High Point, NC	Oak Hollow Mall	25.00%		4.50%	(9,427)		(9,427)	-
	SUBTOTAL				$ (24,298)		$ (23,370)	$ (928)

Company's Share Of Consolidated And Unconsolidated Debt					$ 6,253,571		$ 4,903,489	$ 1,350,082
Weighted average interest rate					4.99%		5.84%	1.91%

							Balance
Location	Property	Original Maturity Date	Optional Extended Maturity Date	Interest Rate	Balance		Fixed	Variable

Total Debt of Unconsolidated Affiliates:
Ft. Myers, FL	Gulf Coast Town Center Phase III	Apr-10	Apr-12	1.74%	$ 11,561		$ -	$ 11,561
Huntsville, AL	Parkway Place	Jun-10	Jun-10	1.26%	51,892		-	51,892
Lee's Summit, MO	Summit Fair	Jun-10	-	5.30%	64,332		-	64,332
Del Rio, TX	Plaza del Sol	Aug-10	-	9.15%	697		697	-
West Melbourne, FL	Hammock Landing	Aug-10	Aug-13	4.50%	43,357		-	43,357
West Melbourne, FL	Hammock Landing	Aug-10	Aug-11	2.24%	3,640		-	3,640
Port Orange, FL	The Pavilion at Port Orange	Jun-11	Jun-13	1.50%	63,125		-	63,125
Port Orange, FL	The Pavilion at Port Orange Phase II	Jun-11	Jun-12	3.25%	8,300		-	8,300
York, PA	York Town Center	Oct-11	-	1.51%	40,824		-	40,824
Greensboro, NC	Bank of America Building	Apr-13	-	5.33%	9,250		9,250	-
Greensboro, NC	First Citizens Bank Building	Apr-13	-	5.33%	5,110		5,110	-
Greensboro, NC	First National Bank Building	Apr-13	-	5.33%	809		809	-
Greensboro, NC	Friendly Center	Apr-13	-	5.33%	77,625		77,625	-
Greensboro, NC	Friendly Center Office Building	Apr-13	-	5.33%	2,199		2,199	-
Greensboro, NC	Green Valley Office Building	Apr-13	-	5.33%	1,941		1,941	-
Greensboro, NC	Renaissance Center Phase II	Apr-13	-	5.22%	15,700		15,700	-
Greensboro, NC	Wachovia Office Building	Apr-13	-	5.33%	3,066		3,066	-
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14	-	5.09%	88,920	(i)	88,920	-
El Centro, CA	Imperial Valley Mall	Sep-15	-	4.99%	56,256		56,256	-
Raleigh, NC	Triangle Town Center	Dec-15	-	5.74%	194,687		194,687	-
Greensboro, NC	Renaissance Center Phase I	Jul-16	-	5.61%	35,706		35,706	-
Clarksville, TN	Governor's Square Mall	Sep-16	-	8.23%	26,382		26,382	-
Paducah, KY	Kentucky Oaks Mall	Jan-17	-	5.27%	27,714		27,714	-
Greensboro, NC	Shops at Friendly Center	Jan-17	-	5.90%	43,422		43,422	-
Harrisburg, PA	High Pointe Commons	May-17	-	5.74%	15,002		15,002	-
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17	-	5.60%	190,800		190,800	-
Harrisburg, PA	High Pointe Commons Phase II	Jul-17	-	6.10%	5,961		5,961	-
					$ 1,088,278		$ 801,247	$ 287,031
Weighted average interest rate					4.87%		5.59%	2.83%

(a)	Represents a first mortgage securing the property. In addition to the first mortgage, there is also a $7,750 B-note that is held by the Company.
(b)
In January 2009, the Company entered into an interest rate cap on a total notional amount of $129,000 related to it's Pearland, TX properties to limit the maximum rate of interest that may be applied to the variable-rate loan to 5.55%.  The cap terminates in July 2010.

(c)
The Company has entered into an interest rate swap on a notional amount of $40,000 related to Meridian Mall to effectively fix the interest rate on that variable-rate loan.  Therefore, this amount is currently reflected as having a fixed rate.

(d)
The Company has entered into an interest rate swap on a notional amount of $87,500 related to Rivergate Mall to effectively fix the interest rate on that variable-rate loan.  Therefore, this amount is currently reflected as having a fixed rate.

(e)	The weighted average interest rates used for debt premiums(discounts) reflects the market interest rate in effect as of the assumption of the related debt.
(f)
The Company has entered into an interest rate cap on a notional amount of $80,000 related to The Promenade to limit the maximum interest rate that may be applied to the variable-rate loan to 4.00%.  The cap terminates in December 2010.  Loan proceeds in the amount of $66,495 of the total debt balance reported have been drawn by the Company and the remainder of the balance has been placed in a restricted cash account to provide for future development costs to be incurred.

(g)
The Company has entered into interest rate swaps on a total notional amount of $400,000 related to its largest secured credit facility to effectively fix the interest rate on that portion of the credit line.  Therefore, this amount is currently reflected as having a fixed rate.

(h)	Represents the 27% share of the outstanding balance of the construction financing that the Company has guaranteed. The maximum amount that the Company has guaranteed is $31,554.
(i)
Represents a first mortgage securing the property.  In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Nine Months Ended September 30, 2009

Schedule of Maturities of Mortgage and Other Notes Payable Based on Outstanding Balances as of September 30, 2009
(Dollars in thousands)

Based on Maturity Dates As Though All Extension Options Available Have Been Exercised:

Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Minority Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2009	$ 52,506	$ -	$ -	$ 52,506	0.84%
2010	529,739	43,669	-	573,408	9.17%
2011	665,251	24,052	(928)	688,375	11.01%
2012	950,162	19,861	(10,506)	959,517	15.34%
2013	1,309,332	164,334	-	1,473,666	23.57%
2014	150,750	44,460	-	195,210	3.12%
2015	735,011	131,098	-	866,109	13.85%
2016	453,491	30,384	(11,216)	472,659	7.56%
2017	534,988	141,450	(1,648)	674,790	10.79%
2018	196,581	-	-	196,581	3.14%
2019	91,089	-	-	91,089	1.46%
Face Amount of Debt	5,668,900	599,308	(24,298)	6,243,910	99.85%
Net Premiums on Debt	9,660	-	-	9,660	0.15%
Total	$ 5,678,560	$ 599,308	$ (24,298)	$ 6,253,570	100.00%

Based on Original Maturity Dates as of September 30, 2009:

Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Minority Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2009	$ 68,106	$ -	$ -	$ 68,106	1.09%
2010	1,239,229	102,227	-	1,341,456	21.45%
2011	673,113	91,837	(928)	764,022	12.22%
2012	1,075,988	-	(10,506)	1,065,482	17.04%
2013	450,555	57,852	-	508,407	8.13%
2014	150,750	44,460	-	195,210	3.12%
2015	735,011	131,098	-	866,109	13.85%
2016	453,491	30,384	(11,216)	472,659	7.56%
2017	534,988	141,450	(1,648)	674,790	10.79%
2018	196,581	-	-	196,581	3.14%
2019	91,089	-	-	91,089	1.46%
Face Amount of Debt	5,668,901	599,308	(24,298)	6,243,911	99.85%
Net Premiums on Debt	9,660	-	-	9,660	0.15%
Total	$ 5,678,561	$ 599,308	$ (24,298)	$ 6,253,571	100.00%

Debt Covenant Compliance Ratios as of September 30, 2009

Unsecured Line of Credit	Required	Actual	In Compliance
Debt to Gross Asset Value	<65%	55%	Yes
Interest Coverage Ratio*	>1.75x	2.32x	Yes
Debt Service Coverage Ratio*	>1.50x	1.88x	Yes

* Based on rolling twelve months

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Nine Months Ended September 30, 2009

New and Renewal Leasing Activity of Same Small Shop Space Less Than 10,000 Square Feet

Property Type	Square Feet	Prior Gross Rent PSF	New Initial Gross Rent PSF	% Change Initial	New Average Gross Rent PSF (2)	% Change Average

Quarter:
All Property Types (1)	558,877	$ 36.75	$ 30.99	-15.7%	$ 32.06	-12.8%
Stabilized malls	479,891	39.32	33.00	-16.1%	34.19	-13.0%
New leases	187,933	45.93	37.35	-18.7%	39.51	-14.0%
Renewal leases	291,958	$ 35.07	$ 30.20	-13.9%	$ 30.77	-12.3%

Year to Date:
All Property Types (1)	1,671,754	$ 38.51	$ 33.56	-12.9%	$ 34.54	-10.3%
Stabilized malls	1,483,090	40.71	35.45	-12.9%	36.50	-10.3%
New leases	441,562	44.66	38.92	-12.9%	41.47	-7.1%
Renewal leases	1,041,528	$ 39.04	$ 33.98	-13.0%	$ 34.39	-11.9%

Total Leasing Activity

	Square Feet

Quarter:
Total Leased	1,347,314
Operating Portfolio	1,257,453
Development Portfolio	89,861

Year to Date:
Total Leased	3,729,521
Operating Portfolio	3,468,725
Development Portfolio	260,796

Average Annual Base Rents Per Square Foot By Property Type of Small Shop Space Less Than 10,000 Square Feet

	As of September 30,
	2009	2008
Stabilized malls	$ 29.04	$ 29.00
Non-stabilized malls	26.04	25.10
Associated centers	11.74	11.67
Community centers	14.83	14.91
Other	19.11	17.53

(1) Includes Stabilized malls, Associated centers, Community centers and Other.
(2) Average Gross Rent does not incorporate allowable future increases for recoverable common area expenses.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Nine Months Ended September 30, 2009

Top 25 Tenants Based on Percentage of Total Revenues as of September 30, 2009

	Tenant	Number of Stores	Square Feet	Percentage of Total Annualized Revenues
1	Limited Brands, LLC	160	803,213	3.00%
2	Foot Locker, Inc.	181	685,554	2.45%
3	The Gap Inc.	94	985,080	2.23%
4	Abercrombie & Fitch, Co.	98	659,673	2.20%
5	AE Outfitters Retail Company	86	501,338	2.07%
6	Signet Group plc (1)	119	211,312	1.81%
7	Luxottica Group, S.P.A. (2)	150	327,870	1.55%
8	Zale Corporation	140	145,438	1.46%
9	Genesco Inc. (3)	186	259,645	1.45%
10	Express Fashions	49	404,982	1.30%
11	Dick's Sporting Goods, Inc.	17	1,024,973	1.30%
12	JC Penney Co. Inc. (4)	79	8,614,704	1.28%
13	New York & Company, Inc.	58	412,948	1.20%
14	Finish Line, Inc.	73	376,481	1.19%
15	The Regis Corporation	211	249,741	1.18%
16	Charlotte Russe Holding, Inc.	52	360,274	1.15%
17	Aeropostale, Inc.	76	260,117	0.98%
18	The Buckle, Inc.	50	247,907	0.92%
19	Christopher & Banks, Inc.	87	297,010	0.91%
20	Pacific Sunwear of California	68	249,090	0.89%
21	Barnes & Noble Inc.	22	684,553	0.85%
22	The Children's Place Retail Stores, Inc.	54	227,571	0.83%
23	Charming Shoppes, Inc. (5)	51	290,878	0.83%
24	Claire's Stores, Inc.	116	135,315	0.80%
25	Sun Capital Partners, Inc. (6)	56	774,929	0.78%
		2,333	19,190,596	34.61%

(1)	Signet Group plc operates Kay Jewelers, Marks & Morgan, JB Robinson, Shaw's Jewelers, Osterman's Jewelers, LeRoy's Jewelers, Jared Jewelers, Belden Jewelers and Rogers Jewelers.
(2)	Luxottica Group, S.P.A. operates Lenscrafters, Sunglass Hut and Pearl Vision.
(3)	Genesco Inc. operates Journey's, Jarman, Underground Station, Hat World, Lids, Hat Zone and Cap Factory stores.
(4)	JC Penney Co. Inc. owns 30 of these stores.
(5)	Charming Shoppes, Inc. operates Lane Bryant, Fashion Bug and Catherine's.
(6)	Sun Capital Partners, Inc. operaties Fazoli's, Anchor Blue, Gordman's, The Limited, Smoky Bones, and Shopko Stores.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Nine Months Ended September 30, 2009

Capital Expenditures for the Three Months and Nine Months Ended September 30, 2009
(In thousands)

	Three Months	Nine Months

Tenant allowances	$ 14,498	$ 32,376

Renovations	59	441

Deferred maintenance:
Parking lot and parking lot lighting	1,592	2,153
Roof repairs and replacements	125	2,108
Other capital expenditures	1,618	3,543
Total deferred maintenance expenditures	3,335	7,804

Total capital expenditures	$ 17,892	$ 40,621

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades to enhance our competitive position in the market area.  A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings.  The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants.  We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period.  The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants.  Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

Deferred Leasing Costs Capitalized
(In thousands)

	2009	2008
Quarter ended:
March 31,	$ 651	$ 596
June 30,	208	990
September 30,	690	818
December 31,	-	911
	$ 1,549	$ 3,315

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Nine Months Ended September 30, 2009

Properties Opened through September 30, 2009
(Dollars in thousands)

			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost	Cost To Date	Date Opened	Initial Yield (a)

Mall Expansions:
Asheville Mall - Barnes & Noble	Asheville, NC	40,000	$ 11,684	$ 8,037	Spring-09	5.3%
Oak Park Mall - Barnes & Noble (d)	Kansas City, KS	34,000	9,619	11,493	Spring-09	7.9%

Redevelopments:
West County Center - restaurant village	St. Louis, MO	90,620	34,149	26,612	Spring-09	9.9%

Community/Open-Air Centers:
Hammock Landing (Phase I and Phase 1A) (b)	West Melbourne, FL	470,042	36,757	37,624	Spring-09/Fall-10	7.9%
Summit Fair (e)	Lee's Summit, MO	483,172	22,000	22,000	Summer-09/Summer-10	9.0%

		1,117,834	$ 114,209	$ 105,766

Properties Under Development at September 30, 2009
(Dollars in thousands)

			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost	Cost To Date	Date Opened	Initial Yield (a)

Community/Open-Air Centers:
Settlers Ridge (Phase I) (d)	Robinson Township, PA	401,022	109,111	83,543	Fall-09	6.0%
The Pavilion at Port Orange (Phase I and Phase 1A) (b)	Port Orange, FL	483,942	66,870	96,171	Fall-09/Summer-10	7.8%
The Promenade (c)	D'Iberville, MS	651,262	82,568	71,609	Fall-09	7.6%
		1,536,226	$ 258,549	$ 251,323

(a)	Pro forma initial yields represented here may be lower than actual initial returns as they are reduced for management and development fees.
(b)	50/50 Joint Venture. Costs to date may be gross of applicable reimbursements.
(c)	The Promenade is a 85/15 Joint Venture. Amounts shown are 100% of total costs and cost to date as CBL has funded all costs to date. Costs to date may be gross of applicable reimbursements.
(d)	Costs to date may be gross of applicable reimbursements.
(e)	CBL's interest represents cost of the land underlying the project for which they will receive ground rent and a percentage of the operating cash flows.
*	Pro Forma initial yields for phased projects reflect full land cost in Phase I. Combined pro forma yields are higher than Phase I project yields.